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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 1999


                                EARTHCARE COMPANY
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
               Delaware                               000-24685                             58-2335973
   ---------------------------------          --------------------------          -------------------------------
   (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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
                   14901 Quorum Drive, Suite 200, Dallas, Texas                               75240
   ------------------------------------------------------------------------------         ---------------
                 (Address of principal executive offices)                                   (Zip Code)
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                                 (972) 858-6025
                           --------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets

         On March 1, 1999, EarthCare Company (the "Company") acquired all of the outstanding capital stock of Reifsneider Transportation Inc. ("Reifsneider"), a Pennsylvania corporation, in exchange for $10.325 million in cash, common stock, and seller note payable to the former owner of Reifsneider. This transaction was consummated pursuant to a Stock Purchase Agreement, dated February 26, 1999.

         Reifsneider is a commercial and industrial liquid waste transportation and disposal services company servicing customers in eastern Pennsylvania, Delaware, Maryland, New Jersey and New York.

         The Company currently intends to operate Reifsneider in substantially the same manner as it was operated prior to this transaction. The Company funded the purchase price paid for Reifsneider with borrowings under the Company's revolving credit facility with Bank of America National Trust and Savings Association, the issuance of 350,000 EarthCare Company common stock shares and delivery of a $200,000 note payable to the former owner of Reifsneider. The purchase price was determined based upon an evaluation of the business of Reifsneider and the results of negotiations between the parties.


Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  It is impracticable for the Registrant to provide the required financial statements for the business acquired at the time this Current Report on Form 8-K is filed. Such financial statements will be filed as soon as practicable but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

         (b)      Pro Forma Financial Information.

                  It is impracticable for the Registrant to provide the required pro forma financial information for the business acquired at the time this Current Report on Form 8-K is filed. Such proforma financial information will be filed as soon as practicable but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

         (c)      Exhibits

                  2.1 Stock Purchase Agreement, by and between EarthCare Company and Lester J. Lishon, IV, dated as of February 26, 1999.



                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   EARTHCARE COMPANY
                                   (Registrant)



Date:   March 9, 1999              By:  /s/ James E. Farrell
                                        ----------------------------------------
                                        James E. Farrell
                                        Vice President and Chief Financial
                                        Officer




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                                 EXHIBIT INDEX




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EXHIBIT
NUMBER                                      DESCRIPTION
-------                                     -----------

  2.1                    Stock Purchase Agreement, by and between EarthCare Company and Lester J. Lishon, IV, dated as of February 26, 1999.
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